Filed pursuant to Rule 497(a)
Registration No. 333-213391
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Prospect Capital Corporation Pricing

ISSUER: Prospect Capital Corporation (“PSEC”)
EXPECTED RATINGS*: BBB- (S&P); BBB (Kroll); BBB (Egan-Jones)
SECURITY DESCRIPTION: Unsecured Notes
FORMAT: SEC Registered
SIZE: $100MM
MATURITY: January 15, 2024
CHANGE OF CONTROL: 100% (See Red)
COUPON ADJUSTMENT: Upon an Interest Rate Adjustment Triggering Event or, following an Interest Rate Adjustment Triggering Event, a subsequent rating upgrade by S&P (or, if applicable, any Substitute Rating Agency) (See Red)
SETTLE DATE: 10/01/2018
FIRST COUPON: January 15, 2019
FINAL MATURITY: January 15, 2024
YIELD: 6.449%
COUPON: 6.375%
PRICE: 99.685%
SPREAD: + 350bps
T-SPOT PRICE: $99-03
T-SPOT YIELD: 2.949%
ACTIVE BOOKRUNNERS: RBC/GS
LEAD MANAGERS: BAR/BNP
CO-MANAGERS: BBT/COM/KEY/MIZ
MINIMUM DENOMS: $1,000 x $1,000
OPTIONAL REDEMPTION: Make whole T+50 basis points and then par call one month prior to maturity
USE OF PROCEEDS: Repay borrowings under revolving credit facility, maintain balance sheet liquidity and make investments
SETTLEMENT: T+2
TIMING: Today’s Business

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 27, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling RBC Capital Markets, LLC toll-free at 1-866-375-6829 or Goldman Sachs & Co. LLC toll-free at 1-866-471-2526.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM